CERTIFICATION
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, John J. O'Keefe, certify that:

1. I have reviewed this report on Form N-CSR of The Thai
Capital Fund, Inc.

2.. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) for the registrant and have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: August 25, 2003

\s\John J. O'Keefe
---------------------------------------
John J. O'Keefe, Vice President & Treasurer



CERTIFICATION
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Ikou Mori, certify that:

1. I have reviewed this report on Form N-CSR of The Thai
Equity Fund, Inc.

2.. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) for the registrant and have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: August 25, 2003

\s\ Ikou Mori
---------------------------------------
Ikou Mori, Chairman


THE Thai Capital FUND, INC.
INVESTMENT ADVISER
CERTIFICATION

I, Cholathee Pornrojnangkool, Portfolio Manager of SCB Asset
Management Co., Ltd. (the "Manager"), certify to the best of my knowledge that:

1. I am responsible for providing The Thai Capital Fund, Inc. (the "Fund") with certain information identified in the N-
CSR report that is attached as Schedule A hereto, which information I understand is used by the Fund in compiling its financial statements and preparing its annual and semi-annual reports.

2. Such information is generated through the use of practices and procedures that are widely accepted in the investment management industry and have a sound basis in investment management fundamentals. The information is provided to the Fund only after sufficient due diligence has been conducted.

3. I am further responsible for establishing and maintaining disclosure controls and procedures for the Adviser, such disclosure controls and procedures have been designed to ensure that the information identified in the schedule is made known to me, and I have evaluated the effectiveness of the Adviser's disclosure controls and procedures within 90 days prior to the filing date of the Report.




Dated:  August 25, 2003




\s\ Cholathee Pornrojnangkool
Cholathee Pornrojnangkool
Portfolio Manager










CERTIFICATION
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

The undersigned, the Vice President & Treasurer of The Thai Capital Fund, Inc. (the "Fund"), with respect to the Form N-CSR for the period ended June 30, 2003 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. such Form N-CSR fully complies with the requirements of
section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and

2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Dated: August 25, 2003


/s/ John J. O'Keefe
----------------------------------
John J. O'Keefe

This certification is being furnished solely pursuant to 18
U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.



CERTIFICATION
Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

The undersigned, the Chairman of The Thai Capital Fund, Inc. (the "Fund"), with respect to the Form N-CSR for the period ended June 30, 2003 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. such Form N-CSR fully complies with the requirements of
section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and

2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Funds.


Dated: August 25, 2003


/s/ Ikou Mori
----------------------------------
Ikou Mori

This certification is being furnished solely pursuant to 18
U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.









EXHIBIT B(1)



NYA 612686.1


EXHIBIT B(2)